TRANSFER AGREEMENT AND BILL OF SALE



                                     between



                              AeroCentury IV, Inc.

                                   as Assignor

                                       and

                Wells Fargo Bank Northwest, National Association

                                   as Assignee



                                   relating to

one (1) Fairchild model Metro III SA227-AC aircraft bearing MSN 647, with the engines and propellers attached thereto, leased to Merlin Airways, Inc.

                                       and

one (1) Pratt & Whitney JT8D-9A Engine bearing manufacturer's serial number P674452B, leased to Interglobal, Inc. and subleased to Aero California S.A. de C.V.

                      TRANSFER AGREEMENT AND BILL OF SALE

TRANSFER AGREEMENT AND BILL OF SALE dated as of June 10, 2001 between AEROCENTURY IV, INC. ("Assignor"), WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION (f/k/a First Security Bank, National Association) ("Assignee") as indenture trustee (in such capacity, "Trustee") under an Indenture of Trust dated as of May 26, 1997 (the "Indenture"), as amended, between Trustee and Assignor.

                                    RECITALS

A. Assignor and Trustee are party to the Indenture which sets forth, inter alia, terms and conditions relating to the issuance of AeroCentury IV, Inc. 10% Secured Promissory Notes (the "Notes") by Assignor, and the creation and granting of a security interest, for the benefit of Trustee, in the items of equipment identified on Exhibit A hereto (together with the engines, all parts, accessories, logs, manuals and records related thereto, the "Items of Equipment") and the Relevant Agreements (as defined below);

B. Assignor has previously entered into certain lease agreements and a sublease assignment identified on Exhibit B hereto covering the Equipment (together with all amendments and supplements thereto, and all related documents, certificates and instruments to the date hereof, the "Relevant Agreements") and has received, in connection therewith, various cash security deposits, maintenance reserves and rent payments, which amounts are held in the accounts described on Exhibit C hereto (such amounts, collectively, the "Cash Collateral"); and

C. Assignor has defaulted on its obligations to the holders of the Notes to make payments of interest on the Notes, which constitutes an "Event of Default" under Section 5.01(a) of the Indenture. As a result of such default, Assignee, as Trustee under the Indenture for the benefit of the holders of the Notes, desires to exercise the remedy available to it pursuant to Section 5.04(d) of the Indenture for the benefit of such holders. Assignee desires to obtain legal title from Assignor to the Items of Equipment and therefore direct, pursuant to the terms and conditions set forth below, Assignor to sell, transfer and assign to Assignee all of its right, title and interest in, to and under, the Equipment, the Relevant Agreements and the Cash Collateral (the Cash Collateral, collectively with the Equipment and the Relevant Agreements, the "Assigned Property") in lieu of foreclosure.

                               ------------------

                                    AGREEMENT

NOW THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Assignor and Assignee agree as follows:

1. Assignment; Transfer in Lieu of Foreclosure. Assignor hereby sells, assigns, transfers, and sets over unto Assignee, in lieu of foreclosure as set forth in the recitals to this Agreement, all of Assignor's right, title and interest in and to the Assigned Property, including without limitation all of its right, title and interest in and to the Equipment and all payments and other amounts due and to become due under the Relevant Agreements, in each case, from and after the date hereof.

2. Acceptance and Assumption. The Assignee hereby accepts the assignment of all of Assignor's right, title and interest in and to the Assigned Property pursuant to the terms of this Agreement.

3.   Assignor Representations and Acknowledgement.

     3.1 Assignor represents and warrants to the Assignee that at the time of the execution of this Agreement:

          (a) Organization, Standing and Power. Assignor is a corporation duly organized and validly existing in good standing under the laws of the State of California and has all requisite power and authority to execute, deliver and perform its obligations under this Agreement.

          (b) Title. Assignor has legal title to the Assigned Property, free and clear of all liens (other than the lien of the Indenture), encumbrances, equities, security interests, restrictions on transfer, and any other claims whatsoever arising by or through Assignor.

          (c) Relevant Agreements. There are no other documents that affect in any material respect the rights, interests, duties, obligations or liabilities of the Assignor in respect of the Assigned Property other than the Relevant Agreements and the Indenture. Assignor has provided Assignee with true and correct copies of all amendments, supplements, and modifications to each Relevant Agreement and the Indenture.

          (d) No Amounts Due. There are no amounts owed by Assignor to any lessee or sublessee under the Relevant Agreements and no such amount shall be owed by Assignee to any lessee or sublessee as a result of the consummation of the transactions contemplated hereby; provided, however, that Assignor makes no representations as to the existence of any reimbursement obligation owed to Merlin Airways ("MA") out of non-refundable reserve payments for maintenance performed by MA of which Assignor has not been informed or notified. Assignor has received no information concerning, or notice of, the existence of any such maintenance or reimbursement obligation as of the date hereof.

     3.2 ASSIGNOR SHALL NOT BE DEEMED TO HAVE MADE ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO THE AIRWORTHINESS, CONDITION, VALUE, DESIGN, OPERATION, MERCHANTABILITY OR FITNESS FOR USE OF THE EQUIPMENT, AS TO THE ABSENCE OF LATENT OR OTHER DEFECTS, WHETHER OR NOT DISCOVERABLE, AS TO THE ABSENCE OF ANY INFRINGEMENT OF ANY PATENT, TRADEMARK OR COPYRIGHT, AS TO THE ABSENCE OF OBLIGATIONS BASED ON STRICT LIABILITY IN TORT, OR AS TO THE QUALITY OF THE MATERIAL OR WORKMANSHIP OF THE EQUIPMENT, OR ANY OTHER REPRESENTATION OR WARRANTY WHATSOEVER (EXCEPT FOR SUCH TITLE REPRESENTATION SET FORTH IN SECTION 3.1(b)), EXPRESS OR IMPLIED, WITH RESPECT TO THE AIRCRAFT.

     3.3 Assignor acknowledges that the "Event of Default" under Section 5.01(a) of the Indenture has occurred and is continuing, as referred to in Section C of the Recitals hereto.

     4. Relevant Agreements and Other Documents; Account Information. Assignor shall promptly deliver to Assignee after the execution of this Agreement executed originals of each of the Relevant Agreements and all other documents, instruments or agreements which relate in any material respect to the Relevant Agreements. All Cash Collateral shall be remitted to Assignee's account at: Wells Fargo Bank Minnesota, National Association, ABA # 091000019, Beneficiary Name: Corporate Trust, Beneficiary Account No. 0001038377, For further credit to: Account # 25506400, Attn: Dan Drier Re:
     AeroCentury.

5.       Indemnification.

          5.1 Assignor shall indemnify and hold harmless Assignee and its successors and assigns from and against any and all claims, including, but not limited to reasonable attorneys fees and costs with respect to such claims, resulting from any misrepresentation, breach of warranty or non-fulfillment of any covenant on the part of Assignor under this Agreement or Assignor's failure to perform any of its obligations under the Indenture or the Relevant Agreements prior to the date hereof. This indemnification shall survive the consummation of the transactions contemplated by this Agreement and its termination.

6.       Further Assurances; Notices; Payments.

          6.1 Assignor will promptly and duly execute and deliver such further documents, bills of sale, and assurances and take such further action as may from time to time be necessary to carry out the intent and purpose of this Agreement, including, without limitation, if requested by Assignee, documents necessary for the deregistration and/or reregistration of the Aircraft and/or filing of assignments of the Relevant Agreements with the appropriate governmental authorities. If requested by Assignee, Assignor shall use its reasonable best efforts to cause a lessee under a Relevant Agreement to amend and reissue in the name of the Assignee any documentation originally issued in the name of Assignor under the terms of such Relevant Agreement, and Assignor shall use its reasonable best efforts to cause all payments of amounts due under a Relevant Agreement (from a lessee or sublessee thereunder) to be made to Assignee directly. All reasonable costs and expenses incurred by Assignor, or payable to a lessee or lessee's counsel, in connection with the negotiation and execution of such documentation shall be paid by Assignee from the Cash Collateral, upon presentation of an original invoice for such reasonable costs and expenses.

          6.2 Assignor shall obtain from each lessee and sublessee of the Items of Equipment a written acknowledgement in the form of Annex 1 or 2 hereto, as applicable.

          6.3 Assignor shall notify Assignee of, and shall hold in trust for the benefit of Assignee, any payments received by Assignor from a lessee or sublessee in respect of the Relevant Agreements. Upon receipt, and without request or demand therefor, any such payment shall be promptly remitted by Assignor to the account of Assignee specified in Section 4 hereof.

          6.4 All notices required to be given to Assignor in its capacity as "Lessor" under and as defined in any of the Relevant Agreements or hereunder shall be promptly transmitted by Assignor from and after the date hereof to Wells Fargo Bank Northwest, National Association, 608 Second Avenue S., MAC N9303-120, Minneapolis, MN, 55479, Fax: (612) 667-9825 Attention: Lisa Miller.

7. Reservation of Rights. Assignee does not waive, and hereby expressly reserves, all rights and remedies available to it pursuant to the Indenture and under any applicable law. The transfer in lieu of foreclosure effected hereby shall be without prejudice to any such right or remedy so provided, which rights and remedies may be exercised at any time hereafter in Assignee's sole discretion.

8. Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

9. Entire Agreement. This Agreement supersedes all previous arrangements and agreements, whether written or oral, and comprises the entire agreement between the parties hereto, in respect of the subject matter hereof.

10. Severability. If any provision hereof shall be held invalid or unenforceable by any court or as a result of future administrative or legislative action, such holding or action shall be strictly construed and shall not affect the validity or effect of any other provision hereof.

11. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.









                             Signature Page Follows

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                          AEROCENTURY IV, INC.


                                                 By:
                                                        -----------------------
                                                 Name:
                                                 Its:

                                          WELLS FARGO BANK NORTHWEST,
                                          NATIONAL ASSOCIATION


                                                 By:
                                                      -----------------------
                                                 Name:
                                                 Its:

                                    EXHIBIT A

                              EQUIPMENT INFORMATION

A. One (1) Fairchild model Metro III SA227-AC aircraft with two (2) Garrett model TPE-331-11U-612G engines and two (2) McCauley model 4AFR34C652-EF propellers, all bearing the following marks:


                Aircraft                    Engines (Manufacturer's          Propellers
                                                  Serial No.)          (Manufacturer's Serial
                                                                                No.)                 Lessee Name
------------------------------------------ -------------------------- ------------------------- ----------------------
------------------------ ----------------- -------------------------- ------------------------- ----------------------
 Manufacturer's Serial   Registration No.
          No.
------------------------ ----------------- -------------------------- ------------------------- ----------------------
------------------------ ----------------- -------------------------- ------------------------- ----------------------
         AC647                N184SW          P44483C and P44440C        890671 and 881802      Merlin Airways, Inc.
------------------------ ----------------- -------------------------- ------------------------- ----------------------

B. One (1) Pratt & Whitney JT8D-9A Engine bearing  manufacturer's  serial number
P674452B,  leased to Interglobal,  Inc. and subleased to Aero California S.A. de
C.V.


                                    EXHIBIT B

                       DESCRIPTIONS OF RELEVANT AGREEMENTS

1. Lease Agreement dated as of June 16, 2000 between AeroCentury IV, Inc. as lessor and Merlin Airways, Inc. as lessee, as amended, modified or supplemented from time to time covering the Fairchild Metro III aircraft more completely described on Exhibit A above.

2. Engine Lease Agreement dated November 5, 1997 between AeroCentury IV, Inc. as Lessor and Interglobal, Inc., as lessee, as amended, modified or supplemented from time to time covering the engine more completely described on Exhibit A above.

3. Purchase Agreement dated as of November 5, 1997 between Interglobal, Inc. and AeroCentury IV, Inc. and the Bill of Sale dated as of November 5, 1997 issued by Interglobal, Inc. in connection therewith.

4. Sublease Assignment dated as of November 5, 1997 among Aero California S.A de C.V., as Lessee, AeroCentury IV, Inc. and Interglobal, Inc. assigning the rights of Interglobal, Inc. under the Engine Lease Agreement dated November 5, 1997 between Aero California S.A. de C.V. and Interglobal, Inc.

5. Guaranty dated June 14, 2000 given by Michael Overstreet in favor of AeroCentury IV, Inc.

6. Any other agreement, supplement, guaranty, instrument, certificate, or other document entered into in connection with items 1 through 5 above.

                                    EXHIBIT C

                                 CASH COLLATERAL

First Bank and Trust Checking

Account No. 1461040802

Balance: (6/10/02): $329,871.79

                                   EXHIBIT D-1

                       [FORM OF BILL OF SALE [METRO III]]



                        WARRANTY BILL OF SALE [METRO III]



         KNOW ALL PERSONS BY THESE PRESENTS:

         That AEROCENTURY IV, INC. ("Seller"), does this 10th day of June, 2002 hereby sell, grant, convey, transfer, bargain, deliver and set over to WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION ("Buyer"), and unto its successors and permitted assigns forever, all of Seller's right, title and interest in and to one Fairchild Metro III SA227-AC aircraft bearing FAA registration Mark N184SW and manufacturer's Serial No. AC647, together with two Garrett Model TPE-331-11U612G engines bearing manufacturer's Serial No. P44483C and P44440C and two McCauley model 4AFR34C652-EF propellers bearing manufacturer's Serial No. 890671 and 881802, respectively, together with all avionics, appliances, parts, instruments, appurtenances, accessories, furnishings or other equipment or property incorporated in, installed on or attached to such aircraft or engines (the "Aircraft").

         Seller does hereby represent and warrant that Seller does hereby sell, grant, convey, transfer, bargain, deliver and set over to Buyer, and its successors and permitted assigns, good and marketable title to its undivided interest in the Aircraft, free and clear of all Liens, and Seller does hereby covenant and agree to warrant and defend such title forever against all claims and demands whatsoever.

         THIS BILL OF SALE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         Capitalized terms used and not otherwise defined herein shall have the respective meanings set forth in the Transfer Agreement and Bill of Sale dated as of June 10, 2002 between Buyer and Seller.

         IN WITNESS WHEREOF, SELLER has caused this instrument to be executed in its name this 10th day of June, 2002.

   AEROCENTURY IV, INC.



   By:
   -----------------------
       Name:
       Title:

                                   EXHIBIT D-2

                         [FORM OF BILL OF SALE [ENGINE]]



                         WARRANTY BILL OF SALE [ENGINE]



         KNOW ALL PERSONS BY THESE PRESENTS:

         That AEROCENTURY IV, INC. ("Seller"), does this 10th day of June, 2002 hereby sell, grant, convey, transfer, bargain, deliver and set over to WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION ("Buyer"), and unto its successors and permitted assigns forever, all of Seller's right, title and interest in and to one Pratt & Whitney Model JT8D-9A engines bearing manufacturer's Serial No. P674452B, appliances, parts, instruments, appurtenances, accessories, furnishings or other equipment or property incorporated in, installed on or attached to such engine (the "Engine").

         Seller does hereby represent and warrant that Seller does hereby sell, grant, convey, transfer, bargain, deliver and set over to Buyer, and its successors and permitted assigns, good and marketable title to its undivided interest in the Engine, free and clear of all Liens, and Seller does hereby covenant and agree to warrant and defend such title forever against all claims and demands whatsoever.

         THIS BILL OF SALE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         Capitalized terms used and not otherwise defined herein shall have the respective meanings set forth in the Transfer Agreement and Bill of Sale dated as of June 10, 2002 between Buyer and Seller.

         IN WITNESS WHEREOF, SELLER has caused this instrument to be executed in its name this 10th day of June, 2002.

                                        AEROCENTURY IV, INC.



                                        By:
                                           -----------------------------------
                                            Name:
                                            Title:

                                     ANNEX 1

                     [FORM OF LETTER TO LESSEE - METRO III]

Merlin Airways, Inc. ("Merlin")

2220 Grant Road
Billings, Montana 59102
Attn: President
Fax: (406) 247-3152


Re: Aircraft Lease Agreement between AeroCentury IV, Inc. ("Lessor") and Merlin dated June 16, 2000 (the "Lease") covering one (1) Fairchild
SA227-AC Aircraft bearing MSN AC-647 and US Registration No. N184SW (the "Aircraft").

To Whom It May Concern:

Reference is made to (i) the Lease, (ii) the Indenture of Trust dated as of May 26, 1997 (the "Indenture") between Wells Fargo Bank Northwest, National Association (fka First Security Bank, National Association), as indenture trustee thereunder ("Trustee"), and Lessor, and (iii) the Transfer Agreement and Bill of Sale dated as of June 10, 2002 (the "Transfer Agreement"), a copy of which is attached hereto.

Merlin acknowledges the notice and instructions herein contained as adequate notice of the transactions contemplated by the Transfer Agreement. Pursuant to the Transfer Agreement, Lessor has transferred all of its right, title and interest in and to, inter alia, the Lease and the Aircraft to Wells Fargo Bank Northwest, National Association ("WFB"). On and after the date hereof, all payments due to Lessor under the Lease and any other agreement, supplement, guaranty, instrument, certificate, or other document entered into in connection therewith (the "Lease Documents") shall be made to WFB, at is account at Wells Fargo Bank Minnesota, N.A., ABA # 091000019, Beneficiary Name: Corporate Trust, Beneficiary Account No. 0001038377, For further credit to: Account # 25506400,
Attn: Dan Drier Re: AeroCentury. Merlin will cause Trustee to be added as an additional insured under the liability insurance and sole loss payees under the hull insurance until the expiration of the Lease. Merlin acknowledges and agrees that Lessor is not in default of any of its obligations under the Lease Documents and all payment obligations owed by the Lessor to Lessee under the Lease Documents have been satisfied as of the date hereof.

AEROCENTURY IV, INC.

By:
   -----------------------
Name:
Title:

Acknowledged and Agreed:
MERLIN AIRWAYS, INC.

By:
   -----------------------
Name:
Title:

                                     ANNEX 2

                [FORM OF LETTER TO LESSEE AND SUBLESSEE - ENGINE]



Interglobal, Inc. ("Interglobal")
                    -----------
2533 Carson St.
Carson City, Nevada 89706
Attn: President
Fax: (714) 777-1881

Aero California S.A de C.V. ("AeroCal")
                              -------
Aquiles Serdan #1995
La Paz, Baja California
Mexico 23000
Attn: President
Fax: 011-52-61212053993


Re: Engine Lease Agreement between AeroCentury IV, Inc. ("Lessor") and Interglobal dated November 5, 1997 (the "Lease") covering One (1) Pratt & Whitney JT8D-9A Engine bearing manufacturer's serial number P674452B (the "Engine"), subleased to AeroCal pursuant to the Engine Lease Agreement between Interglobal and AeroCal dated November 5, 1997 (the "Sublease").



To Whom It May Concern:

Reference is made to (i) the Lease, (ii) the Sublease, (iii) the Indenture of Trust dated as of May 26, 1997 (the "Indenture") between Wells Fargo Bank Northwest, National Association (fka First Security Bank, National Association), as indenture trustee thereunder ("Trustee"), and Lessor, and (iv) the Transfer Agreement and Bill of Sale dated as of June 10, 2002 (the "Transfer Agreement").

Each of Interglobal and AeroCal acknowledges the notice and instructions herein contained as adequate notice of the transactions contemplated by the Transfer Agreement. Pursuant to the Transfer Agreement, Lessor has transferred all of its right, title and interest in and to, inter alia, the Lease, the Sublease Assignment dated as of November 5, 1997 among Lessor, Interglobal and Aero Cal, and the Engine to Wells Fargo Bank Northwest, National Association ("WFB"). On and after the date hereof, all payments due to Lessor under the Lease, Sublease, and Sublease Assignment and any other agreement, supplement, guaranty, instrument, certificate, or other document entered into in connection therewith (the "Lease Documents") shall be made to WFB at its account at Wells Fargo Bank Minnesota, N.A., ABA # 091000019, Beneficiary Name: Corporate Trust, Beneficiary Account No. 0001038377, For further credit to: Account # 25506400, Attn: Dan Drier Re: AeroCentury. Each of Interglobal and AeroCal, will cause Trustee to be added as an additional insured under the liability insurance and sole loss payees under the hull insurance until the expiration of the Lease and the Sublease. Each of Interglobal and AeroCal acknowledge and agree that Lessor is not in default of any of its oblitagions under the Lease Documents and all payment obligations owed by Lessor to either of AeroCal or Interglobal under the Lease Documents have been satisfied as of the date hereof.


AEROCENTURY IV, INC.

By:
   -----------------------
Name:
Title:

Acknowledged and Agreed:
INTERGLOBAL, INC.

By:
   -----------------------
Name:
Title:

AERO CALIFORNIA, S.A. de C.V.

By:
   -----------------------
Name:
Title: